                                                             EXHIBIT (10)(A)(2)

===============================================================================





                                    K2, INC.
                       Second Amendment to Note Agreements

                          Dated as of December 1, 1999


                Re: Note Agreements dated as of October 15, 1992
                                       and
                         $40,000,000 8.39% Senior Notes
                              due November 30, 2004





===============================================================================

                               TABLE OF CONTENTS


SECTION                              HEADING                                           PAGE
SECTION 1.            AMENDMENTS .........................................................1

     Section 1.1.     Amendment of Section 5.9 ...........................................1
     Section 1.2.     Amendment of Section 5.11(d) .......................................2
     Section 1.3.     Amendment of Section 5.12 ..........................................2
     Section 1.4.     Amendment of Section 8.1 ...........................................3

SECTION 2.            REPRESENTATIONS AND WARRANTIES .....................................5

SECTION 3.            CONDITIONS PRECEDENT ...............................................5

     Section 3.1.     Payment of Special Counsel Fees ....................................5
     Section 3.2.     Consent of Requisite Holders .......................................5
     Section 3.3.     Intercreditor Agreement ............................................5
     Section 3.4.     Guaranty Agreement .................................................5
     Section 3.5.     Opinion of Counsel .................................................5

SECTION 4.            MISCELLANEOUS ......................................................5

     Section 4.1.     Effective Date .....................................................5
     Section 4.2.     Counterparts .......................................................5
     Section 4.3.     Headings ...........................................................6
     Section 4.4.     Governing Law ......................................................6
     Section 4.5.     References to Note Agreements ......................................6
     Section 4.6.     Ratification .......................................................6
     Section 4.7.     Fees and Expenses ..................................................6

Signatures................................................................................7

EXHIBIT A             --   Form of Representations and Warranties

EXHIBIT B             --   Form of Intercreditor Agreement

EXHIBIT C             --   Form of Guaranty Agreement

EXHIBIT D             --   Form of Opinion of Company Counsel


                                    K2, INC.

                       SECOND AMENDMENT TO NOTE AGREEMENTS

                                                                    Dated as of
                                                               December 1, 1999

                Re: Note Agreements dated as of October 15, 1992
                                       and
                         $40,000,000 8.39% Senior Notes
                              Due November 30, 2004


To the Holders Named in Schedule I

Ladies and Gentlemen:

         Reference is made to those separate Note Agreements, each dated as of October 15, 1992, as amended by that certain First Amendment dated as of May 1, 1996 (collectively referred to herein as the "NOTE AGREEMENTS"), pursuant to which K2, Inc. (formerly known as Anthony Industries, Inc.), a Delaware corporation (the "COMPANY"), issued $40,000,000 aggregate principal amount of its 8.39% Senior Notes due November 30, 2004. You and the other Institutional Holders named in Schedule I are hereinafter sometimes referred to as the "HOLDERS". Capitalized terms used herein and not otherwise defined shall have the meanings given thereto in the Note Agreements.

         The Company requests the amendment of certain provisions of the Note Agreements to read as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Company agrees with you as follows:

SECTION 1.           AMENDMENTS.

         SECTION 1.1. AMENDMENT OF SECTION 5.9. Section 5.9 of each of the Note Agreements is hereby amended as follows:

                  (a) Clause (h) of Section 5.9 is hereby amended by deleting "and" where it appears at the end of said clause (h).

                  (b) Clause (i) of Section 5.9 is hereby amended by inserting ";and" at the end of said clause (i).

                  (c)  Clause (j) is hereby added to Section 5.9 as follows:

K2, Inc.                                    Second Amendment to Note Agreements


                  "(j) Liens arising out of an Accounts Receivable Financing Facility."

         SECTION 1.2. AMENDMENT OF SECTION 5.11(d). Section 5.11(d) of each of the Note Agreements is hereby amended as follows:

                           "(d) Neither the Company nor any Restricted
                  Subsidiary will sell, transfer or otherwise dispose of any receivables other than any sale, lease or other disposition of receivables pursuant to the Accounts Receivable Financing Facility, PROVIDED that at all times the Accounts Receivable Financing Facility has a Deemed Principal Amount not exceeding (i) $75,000,000 for such Accounts Receivable Financing Facility originating within the United States or
                  (ii) $20,000,000 for such Accounts Receivable Financing Facility originating outside of the United States; PROVIDED FURTHER that the net proceeds from any such Accounts Receivable Financing Facility shall be applied to the prepayment of Funded Debt of the Company or any Restricted Subsidiary which for purposed of this Section 5.11(d) and
                  Section 5.11(e), shall include a temporary reduction in Indebtedness outstanding under the Bank Credit Facility."

         SECTION 1.3. AMENDMENT OF SECTION 5.12. Section 5.12 of each of the Note Agreements is hereby amended as follows:

                           "SECTION 5.12. GUARANTIES.  (a) The Company will
                  not, and will not permit any Restricted Subsidiary to, become or be liable in respect of any Guaranty except (i) Guaranties by the Company which are limited in amount to a stated maximum dollar exposure or which constitute Guaranties of obligations incurred by any Restricted Subsidiary in compliance with the provisions of this Agreement and (ii) Guaranties which constitute Excluded Subsidiary Obligations.

                           (b) The Company will cause any Person which
                  becomes a Subsidiary after December 1, 1999 and which is required by the terms of the Bank Credit Agreement to become a party to, or otherwise Guaranty, Indebtedness outstanding under the Bank Credit Agreement to enter into the Guaranty Agreement, and deliver within three Business Days thereafter to each of the holders of the Notes the following items:

                           (i)      a joinder agreement in respect of
                  the Guaranty Agreement;

K2, Inc.                                    Second Amendment to Note Agreements

                           (ii) a certificate signed by the President, a Vice
                  President or another authorized Responsible Officer of the Company making representations and warranties to the effect of those contained in Exhibit A to the Second Amendment, with respect to such Subsidiary and the Guaranty Agreement, as applicable;

                           (iii) such documents and evidence with respect to
                  such Subsidiary as any holder of the Notes may reasonably request in order to establish the existence and good standing of such Subsidiary;

                           (iv) an opinion of counsel addressed to each of
                  the holders of the Notes satisfactory to the holders of 66 2/3% in aggregate principal amount of the Notes, to the effect that the Guaranty Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of such Subsidiary enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and

                           (v) If at any time one or more Subsidiaries which
                  shall have guaranteed the Indebtedness outstanding under the Bank Credit Agreement shall have been released from its obligations under such Guaranty, then upon delivery to the holders of the Notes of evidence of such release (which evidence shall be reasonably satisfactory to holders of 66 2/3% aggregate principal amount of the Notes), such Subsidiary shall be released from its obligations under the Guaranty Agreement."

         SECTION 1.4. AMENDMENT OF SECTION 8.1. Section 8.1 of each of the Note Agreements is hereby amended as follows:

                   (a) The definitions of "Accounts Receivable Financing Facility" and "Priority Debt" are hereby deleted in their entirety and the following inserted in lieu thereof:

                           "ACCOUNTS RECEIVABLE FINANCING FACILITY" shall
                  mean the facility or facilities as amended, extended or renewed from time to time, providing for the sale, encumbrance or other disposition to a Person or Persons other than the Company or a Restricted Subsidiary, at any time or from time to time, of all or a portion of the accounts receivable of the Company or its Restricted Subsidiaries, whether now existing or hereafter created; but only so

K2, Inc.                                    Second Amendment to Note Agreements

                  long as the obligations of the Company and its Restricted Subsidiaries thereunder shall not be deemed to be liabilities on the balance sheet of the Company or any Restricted Subsidiary prepared in accordance with GAAP.

                           "'PRIORITY DEBT' shall mean shall mean (x) any
                  Funded Debt of the Company secured by Liens permitted by paragraphs (f), (g), (h) and (i) of Section 5.9 and (y) any Funded Debt of a Restricted Subsidiary; PROVIDED, however that Funded Debt in respect of Excluded Subsidiary Obligations shall not be considered Priority Debt."

                   (b)   The following definitions are hereby incorporated into
         Section 8.1 in their correct alphabetical order:

                           "'BANK CREDIT AGREEMENT' shall mean the credit
                  agreement between the Company and its bank lenders dated as of December __, 1999, as amended, restated, refinanced, replaced, increased or reduced from time to time and any successor bank credit agreement."

                           "'EXCLUDED SUBSIDIARY OBLIGATIONS' shall mean (a)
                  the Guaranty Agreement and any other Guaranty of Debt of the Company by a Subsidiary Guarantor which shall be a party to the Guaranty Agreement and (b) obligations of Subsidiary Guarantors as Co-obligors with the Company on Debt; PROVIDED that each creditor which is a beneficiary of an Excluded Subsidiary Obligation shall have become a party to the Intercreditor Agreement."

                           "'GUARANTY AGREEMENT' that certain Guaranty
                  Agreement dated as of December 1, 1999 from certain Subsidiaries of the Company."

                           "'INTERCREDITOR AGREEMENT' shall mean that certain
                  Intercreditor Agreement dated as of December 17, 1999 among the Purchasers and the banks which are parties to the Bank Credit Agreement and certain other creditors which are beneficiaries of Excluded Subsidiary Obligations."

                           "'SECOND AMENDMENT' shall mean that certain Second
                  Amendment dated as of December 1, 1999 among the Company and the Purchasers named therein."

K2, Inc.                                    Second Amendment to Note Agreements


                           "SUBSIDIARY GUARANTOR' shall mean each Subsidiary of
                  the Company which shall be a party to the Guaranty Agreement.

SECTION 2.           REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants that all representations and warranties set forth in Exhibit A hereto are true and correct as of the Effective Date.

SECTION 3.           CONDITIONS PRECEDENT.

         The Effective Date for this Second Amendment shall be subject to the fulfillment by the Company of the following conditions precedent:

         SECTION 3.1. PAYMENT OF SPECIAL COUNSEL FEES. The Company shall have paid the reasonable fees and disbursements of your special counsel for which the Company shall have received an invoice at least one business day prior to the Closing Date.

         SECTION 3.2. CONSENT OF REQUISITE HOLDERS. The Company shall have obtained the written consent of the Holders at least 66-2/3% in aggregate principal amount of the Notes, as evidenced by their signatures at the foot of this Second Amendment.

         SECTION 3.3. INTERCREDITOR AGREEMENT. The Intercreditor Agreement, substantially in the form of Exhibit B hereto, shall have been executed and delivered by the parties thereto.

         SECTION 3.4. GUARANTY AGREEMENT. The Guaranty Agreement shall have been duly authorized, executed and delivered by each of Subsidiary, shall constitute the legal, valid and binding contract and agreement of each such Subsidiary and shall be enforceable against each such Subsidiary in accordance with its terms and shall be substantially in the form of Exhibit C hereto.

         SECTION 3.5. OPINION OF COUNSEL. The Holders shall have received from Gibson, Dunn & Crutcher LLP, counsel for the Company, their opinion dated the Closing Date, in form and substance satisfactory to the Holders, and covering the matters set forth in Exhibit D hereto.

SECTION 4.       MISCELLANEOUS.

         SECTION 4.1. EFFECTIVE DATE. This Second Amendment shall become effective on December 17, 1999 (the "EFFECTIVE DATE").

         SECTION 4.2. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one Second Amendment.

K2, Inc.                                    Second Amendment to Note Agreements


         SECTION 4.3. HEADINGS. The headings of the sections of this Second Amendment are for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 4.4. GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4.5. REFERENCES TO NOTE AGREEMENTS. Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the execution of the Second Amendment may refer to the Note Agreements without making specific reference to this Second Amendment, but nevertheless all such references shall be deemed to include this Second Amendment unless the context shall otherwise require.

         SECTION 4.6. RATIFICATION. Except to the extent hereby modified or amended, the Note Agreements are in all respects hereby ratified, confirmed and approved by the parties hereto.

         SECTION 4.7. FEES AND EXPENSES. All fees and expenses relating to the subject matter of this Second Amendment, including, without limitation, all fees and expenses of special counsel to the Holders, shall be paid by the Company.

K2, Inc.                                    Second Amendment to Note Agreements


         Please signify your consent to the amendment of the Note Agreements between you and the Company by signing and returning this Second Amendment.

                                       K2, INC.


                                       By
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

         Accepted as of the date first above written.

                                      PRINCIPAL LIFE INSURANCE COMPANY


                                      By:    Principal Capital
                                             Management, LLC, a Delaware
                                             limited liability company,
                                             its authorized signatory


                                             By
                                                ------------------------------
                                                Name:
                                                Title:


                                             By
                                                ------------------------------
                                                Name:
                                                Title:

                                             Holder of $20,000,000 in
                                             aggregate original principal
                                             amount of the Notes

         Accepted as of the date first above written.

                                       MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY


                                       By
                                         -------------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                               -------------------------------

                                               Holder of $10,000,000 in
                                               aggregate original principal
                                               amount of the Notes

K2, Inc.                                    Second Amendment to Note Agreements


         Accepted as of the date first above written.

                                       LIFE INVESTORS INSURANCE
                                       COMPANY OF AMERICA


                                       By
                                         -------------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                               -------------------------------

                                               Holder of $3,000,000 in
                                               aggregate original
                                               principal amount of the
                                               Notes

         Accepted as of the date first above written.

                                       MONUMENTAL LIFE INSURANCE COMPANY


                                       By
                                         -------------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                               -------------------------------

                                               Holder of $7,000,000 in
                                               aggregate original principal
                                               amount of the Notes

                                   SCHEDULE I

Principal Life Insurance Company
c/o Principal Capital Management, LLC
801 Grand Avenue
Des Moines, Iowa  50392-0800

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts  01111

Life Investors Insurance Company of America
c/o AEGON USA Investment Management, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499

Monumental Life Insurance Company
c/o AEGON USA Investment Management, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499

                         REPRESENTATIONS AND WARRANTIES

         The Company hereby represent and warrants to you as follows:

         1. ORGANIZATION; POWER AND AUTHORITY. The Company and each Restricted Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each Restricted Subsidiary has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Second Amendment or the Guaranty Agreement, as the case may be, and to perform the provisions thereof.

         2. AUTHORIZATION, ETC. The Second Amendment has been duly authorized by all necessary corporate action on the part of the Company, and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               The Guaranty Agreement has been duly authorized by all necessary corporate action on the part of each Subsidiary, and constitutes a legal, valid and binding obligation of the such Subsidiary enforceable against such Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         3. COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC. Neither the execution, delivery and performance by the Company of the Second Amendment nor the execution, delivery and performance by the Subsidiaries of the Guaranty Agreement will (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Restricted Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Restricted Subsidiary is bound or by which the Company or any Restricted Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority or agency, Federal, State or local, applicable to the Company or any Restricted Subsidiary or (c) violate any provision of any statute or other rule or regulation of any

                                   EXHIBIT A
                              (to Second Amendment)

K2, Inc.                                    Second Amendment to Note Agreements


governmental authority or agency, Federal, State or local, applicable to the Company or any Restricted Subsidiary.

         4. GOVERNMENTAL AUTHORIZATIONS, ETC.. No consent, approval or authorization of, or registration, filing or declaration with, any governmental authority or agency, Federal, State or local is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes or by the Subsidiaries of the Guaranty Agreement.

         5. GOVERNMENTAL CONSENT. No consent, approval or authorization of, or registration, filing or declaration with, any governmental authority or agency, Federal, State or local, is required in connection with the execution, delivery or performance by the Subsidiaries of the Guaranty Agreement.

         6. NO DEFAULTS. No Default or Event of Default has occurred and is continuing.

                         FORM OF INTERCREDITOR AGREEMENT










                                   EXHIBIT B
                              (to Second Amendment)

                           FORM OF GUARANTY AGREEMENT











                                   EXHIBIT C
                              (to Second Amendment)

                       FORM OF OPINION OF COMPANY COUNSEL

                  The closing opinion of Gibson, Dunn & Crutcher LLP, counsel for the Company, which is called for by Section 3.5 of the Second Amendment, shall be dated the Closing Date and addressed to the Holders, shall be satisfactory in scope and form to the Holders and shall be to the effect that:

                    1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority and is duly authorized to enter into the Second Amendment and perform the Note Agreements, as amended by the Second Amendment, and has full corporate power and authority to conduct the activities in which, to such counsel's knowledge, it is now engaged.

                    2. The Second Amendment has been duly authorized, executed and delivered by the Company and the Note Agreements, as amended by the Second Amendment, constitute the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or law).

                    3. No approval, consent, filing, registration or qualification with any governmental authority or agency, Federal, State or local, is necessary on the part of the Company in connection with the execution and delivery of the Second Amendment.

                    4. The execution, delivery and performance by the Company of the Second Amendment will not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any property of the Company pursuant to the provisions of the Articles of Incorporation or By-laws of the Company or any agreement or other instrument for borrowed money known to such counsel to which the Company is a party or by which the Company may be bound.

         The opinion of Gibson, Dunn & Crutcher LLP shall cover such other matters relating to the sale of the Notes as the Holders may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company. The opinion of Gibson, Dunn & Crutcher LLP may be relied upon by the Holders and its assignees and transferees.

                                   EXHIBIT D
                              (to Second Amendment)